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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                October 30, 2007



                                 PERRIGO COMPANY
                        --------------------------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                         0-19725                      38-2799573
---------------                   ------------              -------------------
(State of other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)

515 Eastern Avenue, Allegan, Michigan                   49010
------------------------------------------           -----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (269) 673-8451
                                                   ----------------


                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              FISCAL YEAR.

On October 30, 2007, the Board of Directors of Perrigo Company (the "Corporation") approved the amendment and restatement of the Corporation's Bylaws. The Bylaw amendment is intended to clarify the ability of the Corporation to participate in the Depository Trust Company's Direct Registration System ("DRS"). The DRS is a method of recording registered share ownership in "book entry" form without the need for physical paper certificates. The Bylaw amendment makes it clear that the Corporation may issue both certificated and uncertificated shares.

The Corporation's Amended and Restated By-Laws are filed herewith as
Exhibit 3.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

3.1.   Amended and Restated Bylaws, as amended through October 30, 2007.



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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERRIGO COMPANY
                                            (Registrant)



                                            By: s/ Todd W. Kingma
                                                --------------------
Dated: October 30, 2007                         Todd W. Kingma
                                                Executive Vice President,
                                                Secretary and General Counsel


                                      S-1

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                                  EXHIBIT INDEX


3.1.   Bylaws, as amended and restated October 30, 2007.


                                      E-1